UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2022 (September 29, 2022)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

September 2022 Forward Transaction

On September 29, 2022, Agree Realty Corporation, a Maryland corporation (the “Company”) entered into (a) forward sale agreements (the “Forward Sale Agreements”) with each of Morgan Stanley & Co. LLC and Citibank, N.A., as forward purchasers, and (b) an underwriting agreement (the “Underwriting Agreement”) with (i) Agree Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), for which the Company is the sole general partner, (ii) Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. (as agent for Citibank, N.A.), in their capacity as forward sellers, (iii) Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, and (iv) Morgan Stanley & Co. LLC and Citibank N.A., in their capacity as forward counterparties, relating to the issuance and sale of up to 5,750,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a public offering price of $66.85 per share, including an option to purchase up to 750,000 additional shares of Common Stock which was exercised in full on September 30, 2022. The sale of the Shares closed on October 3, 2022.

The Shares were offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-238729) which became effective upon filing with the Securities and Exchange Commission (“SEC”) on May 27, 2020. Copies of the Forward Sale Agreements and the Underwriting Agreement are filed herewith as Exhibits 1.1, 1.2, and 1.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibits 1.1, 1.2, and 1.3.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

1.1	Forward Sale Agreement, dated as of September 29, 2022 between the Company and Morgan Stanley & Co. LLC.
1.2	Forward Sale Agreement, dated as of September 29, 2022 between the Company and Citibank, N.A.
1.3	Underwriting Agreement, dated as of September 29, 2022 by and among the Company, the Operating Partnership, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., as representatives of the several underwriters named therein, Morgan Stanley & Co. LLC and Citibank N.A. in their capacity as forward purchasers and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. (as agent for Citibank, N.A.), in their capacity as forward sellers.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the Shares to be issued and offered.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

Date: October 3, 2022